Exhibit 99.2
Last Updated 2/19/2010
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended December 31, 2009 and 2008

		3 Months Ended December			12 Months Ended December
Line		2009	2008	Incr (Decr)	2009	2008	Incr (Decr)
	EARNINGS CONTRIBUTION BY SUBSIDIARY ($ Millions)

1	Arizona Public Service	$(9)	$(16)	$7	$251	$262	$(11)
2	APS Energy Services	(1)	1	(2)	(2)	2	(4)
3	SunCor	(24)	(15)	(9)	(272)	(31)	(241)
4	El Dorado	(1)	(2)	1	(7)	(10)	3
5	Parent Company	6	5	1	97	8	89

6	Income From Continuing Operations	(29)	(27)	(2)	67	231	(164)

	Income (Loss) From Discontinued Operations — Net of Tax
7	SunCor	(2)	(19)	17	(23)	5	(28)
8	Other	1	7	(6)	9	6	3

9	Total	(1)	(12)	11	(14)	11	(25)

10	Net Income	(30)	(39)	9	53	242	(189)

11	Less: Net Income (Loss) Attributable to Noncontrolling Interests	—	—	—	(15)	—	(15)

12	Net Income Attributable to Common Shareholders	$(30)	$(39)	$9	$68	$242	$(174)

	EARNINGS PER SHARE BY SUBSIDIARY — DILUTED
13	Arizona Public Service	$(0.09)	$(0.16)	$0.07	$2.48	$2.61	$(0.13)
14	APS Energy Services	(0.01)	0.02	(0.03)	(0.02)	0.02	(0.04)
15	SunCor	(0.24)	(0.15)	(0.09)	(2.68)	(0.31)	(2.37)
16	El Dorado	(0.01)	(0.02)	0.01	(0.07)	(0.10)	0.03
17	Parent Company	0.06	0.04	0.02	0.95	0.07	0.88

18	Income From Continuing Operations	(0.29)	(0.27)	(0.02)	0.66	2.29	(1.63)

	Income (Loss) From Discontinued Operations — Net of Tax
19	SunCor	(0.02)	(0.19)	0.17	(0.23)	0.05	(0.28)
20	Other	0.01	0.07	(0.06)	0.09	0.06	0.03

21	Total	(0.01)	(0.12)	0.11	(0.14)	0.11	(0.25)

22	Net Income	(0.30)	(0.39)	0.09	0.52	2.40	(1.88)

23	Less: Net Income (Loss) Attributable to Noncontrolling Interests	—	—	—	(0.15)	—	(0.15)

24	Net Income Attributable to Common Shareholders	$(0.30)	$(0.39)	$0.09	$0.67	$2.40	$(1.73)

25	BOOK VALUE PER SHARE	$32.69	$34.16	$(1.47)	$32.69	$34.16	$(1.47)

	COMMON SHARES OUTSTANDING (Thousands)
26	Average — Diluted	101,320	100,836	484	101,264	100,965	299
27	End of Period	101,435	100,889	546	101,435	100,889	546
See Glossary of Terms.

Last Updated 2/19/2010
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended December 31, 2009 and 2008

		3 Months Ended December			12 Months Ended December
Line		2009	2008	Incr (Decr)	2009	2008	Incr (Decr)
	ELECTRIC OPERATING REVENUES (Dollars in Millions)

	REGULATED ELECTRICITY SEGMENT
	Retail
28	Residential	$275	$263	$12	$1,496	$1,454	$42
29	Business	334	321	13	1,467	1,444	23

30	Total retail	609	584	25	2,963	2,898	65
	Wholesale revenue on delivered electricity
31	Traditional contracts	10	13	(3)	59	70	(11)
32	Off-system sales	16	20	(4)	58	88	(30)
33	Transmission for others	8	9	(1)	33	34	(1)
34	Other miscellaneous services	7	9	(2)	36	37	(1)

35	Total regulated operating electricity revenues	650	635	15	3,149	3,127	22
	MARKETING AND TRADING
36	Electricity and other commodity sales	—	9	(9)	—	67	(67)

37	Total operating electric revenues	$650	$644	$6	$3,149	$3,194	$(45)

	ELECTRIC SALES (GWH)

	REGULATED ELECTRICITY SEGMENT
	Retail sales
38	Residential	2,587	2,606	(19)	13,214	13,368	(154)
39	Business	3,484	3,650	(166)	14,959	15,425	(466)

40	Total retail	6,071	6,256	(185)	28,173	28,793	(620)
	Wholesale electricity delivered
41	Traditional contracts	137	198	(61)	829	1,074	(245)
42	Off-system sales	437	457	(20)	2,228	2,008	220
43	Retail load hedge management	137	267	(130)	1,055	1,074	(19)

44	Total regulated electricity	6,782	7,178	(396)	32,285	32,949	(664)

	MARKETING AND TRADING
45	Wholesale sales of electricity	—	245	(245)	—	2,434	(2,434)

46	Total electric sales	6,782	7,423	(641)	32,285	35,383	(3,098)

	POWER SUPPLY ADJUSTOR (“PSA”) — REGULATED ELECTRICITY SEGMENT (Dollars in Millions)

47	Deferred fuel and purchased power regulatory asset — beginning balance	$(60)	$58	$(118)	$8	$111	$(103)
48	Deferred fuel and purchased power costs — current period	5	(25)	30	52	78	(26)
49	Interest on deferred fuel	—	—	—	—	2	(2)
50	Amounts recovered through revenues	(32)	(25)	(7)	(147)	(183)	36

51	Deferred fuel and purchased power regulatory asset — ending balance	$(87)	$8	$(95)	$(87)	$8	$(95)

See Glossary of Terms.

Last Updated 2/19/2010
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended December 31, 2009 and 2008

		3 Months Ended December			12 Months Ended December
Line		2009	2008	Incr (Decr)	2009	2008	Incr (Decr)
	AVERAGE ELECTRIC CUSTOMERS

	Retail customers
52	Residential	985,077	980,268	4,809	983,539	977,944	5,595
53	Business	125,320	124,878	442	125,242	123,961	1,281

54	Total	1,110,397	1,105,146	5,251	1,108,781	1,101,905	6,876
55	Wholesale customers	51	49	2	48	51	(3)

56	Total customers	1,110,448	1,105,195	5,253	1,108,829	1,101,956	6,873

57	Customer growth (% over prior year)	0.5%	1.0%	(0.5)%	0.6%	1.4%	(0.8)%

	RETAIL SALES (GWH) — WEATHER NORMALIZED

58	Residential	2,504	2,666	(162)	13,254	13,500	(246)
59	Business	3,509	3,652	(143)	14,982	15,434	(452)

60	Total	6,103	6,318	(305)	28,236	28,934	(698)

	RETAIL USAGE (KWh/Average Customer)

61	Residential	2,627	3,658	(1,031)	13,435	13,669	(234)
62	Business	27,798	29,222	(1,424)	119,441	124,435	(4,994)

	RETAIL USAGE — WEATHER NORMALIZED (KWh/Average Customer)

63	Residential	2,633	2,720	(87)	13,476	13,804	(328)
64	Business	27,999	29,246	(1,247)	119,623	124,506	(4,883)

	ELECTRICITY DEMAND (MW)

65	Native load peak demand	4,873	5,443	(570)	7,218	7,026	192

	WEATHER INDICATORS

	Actual
66	Cooling degree-days	438	504	(66)	4,846	4,682	164
67	Heating degree-days	399	321	78	806	904	(98)
68	Average humidity	31%	36%	(5)%	28%	32%	(4)%

	10-Year Averages
69	Cooling degree-days	469	441	28	4,676	4,635	41
70	Heating degree-days	367	394	(27)	963	939	24
71	Average humidity	41%	38%	3%	34%	33%	1%
See Glossary of Terms.

Last Updated 2/19/2010
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended December 31, 2009 and 2008

		3 Months Ended December			12 Months Ended December
Line		2009	2008	Incr (Decr)	2009	2008	Incr (Decr)
	ENERGY SOURCES (GWH)

	Generation production
72	Nuclear	1,872	1,886	(14)	8,923	8,512	411
73	Coal	3,311	3,422	(111)	12,507	13,166	(659)
74	Gas, oil and other	1,347	1,334	13	5,941	6,356	(415)

75	Total generation production	6,530	6,642	(112)	27,371	28,034	(663)

	Purchased power
76	Firm load	472	638	(166)	5,100	5,028	72
77	Marketing and trading	251	639	(388)	1,990	4,558	(2,568)

78	Total purchased power	723	1,277	(554)	7,090	9,586	(2,496)

79	Total energy sources	7,253	7,919	(666)	34,461	37,620	(3,159)

	POWER PLANT PERFORMANCE

	Capacity Factors
80	Nuclear	74%	74%	0%	89%	84%	5%
81	Coal	86%	89%	(3)%	82%	86%	(4)%
82	Gas, oil and other	18%	18%	0%	20%	22%	(2)%
83	System average	47%	48%	(1)%	50%	51%	(1)%

	ECONOMIC INDICATORS

	Building Permits — Metro Phoenix (a)
84	Single-family	1,624	1,124	500	6,340	10,350	(4,010)
85	Multi-family	181	1,173	(992)	1,198	7,453	(6,255)

86	Total	1,805	2,297	(492)	7,538	17,803	(10,265)

	Arizona Job Growth (b)
87	Payroll job growth (% over prior year)	(5.7)%	(3.6)%	(2.1)%	(6.7)%	(1.6)%	(5.1)%
88	Unemployment rate (%, seasonally adjusted)	9.1%	6.4%	2.7%	8.5%	5.1%	3.4%

Sources:

(a)	Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(b)	Arizona Department of Economic Security
See Glossary of Terms.